UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

East West Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	95-4703316
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24939

135 N. Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (626) 768-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of East West Bancorp (the “Company”) filed with the SEC on July 17, 2009. This Form 8-K/A clarifies which portions of the Registrant’s press release announcing its preliminary results of operations for the quarter ended June 30, 2009 are “filed” and which portions are “furnished.” This Form 8-K/A amends and restates in its entirety Item 2.02 and Item 9.01 to add this information. This Form 8-K/A is also being amended to include a new item 3.02 to announce a private sale of equity securities and also amends the cover page of the Form 8-K to state that the earliest event reported occurred on July 14, 2009.

Item 2.02. Results of Operations and Financial Conditions.

On July 15, 2009, East West Bancorp, Inc. announced via press release its preliminary results of operations for the quarter ended June 30, 2009. A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K except that the following information is hereby filed:

(1) Condensed Consolidated Balance Sheets for June 30, 2009 and March 31, 2009;

(2) Condensed Consolidated Statements of Income for the Quarter ended June 30, 2009 and March 31, 2009;

(3) Condensed Consolidated Statements of Income Year To Date for June 30, 2009;

(4) The financial information for the following line items set forth in the Selected Financial Information table for the Quarter Ended June 30, 2009, the Quarter Ended March 31, 2009 and Year To Date June 30, 2009:

Selected Ratios

For the Period:

Interest rate spread

Net interest margin

Cost of deposits

Cost of funds

Gross loan chargeoffs

Loan recoveries

Net loan chargeoffs

(5) The financial information for the following line items set forth in the Selected Financial Information table for Year To Date June 30, 2009:

Selected Ratios

For the Period:

Tier 1 risk-based capital ratio

Total risk-based capital ratio

Tier 1 leverage capital ratio

(6) The financial information for the following line items set forth in the Quarterly Allowance For Loan Losses Recap table for the Quarter Ended June 30, 2009 and the Quarter Ended March 31, 2009:

LOANS:

Allowance balance, beginning of period

Allowance for unfunded loan commitments and letters of credit

Provision for loan losses

Impact of desecuritization

Net Charge-offs:

Real estate - single family

Real estate - multifamily

Real estate - commercial

Real estate - land

Real estate - residential construction

Real estate - commercial construction

Commercial

Trade finance

Consumer

Total net charge-offs

Allowance balance, end of period

Allowance for loan losses to total gross loans at end of period

Allowance to nonaccrual loans at end of period

Nonaccrual loans to total loans

(7) The financial information for each line item set forth under the column entitled “Total Nonaccrual Loans” in the table Total Non-Performing Assets as of June 30, 2009 and the table Total Non-Performing Assets as of March 31, 2009; and

(8) The financial information for the line item entitled “Total” set forth under the column entitled “Total Non-Performing Assets” in the table Total Non-Performing Assets as of June 30, 2009.

Item 3.02. Unregistered Sales of Equity Securities.

On July 14, 2009, in private placement transactions, two customers of the Company’s wholly-owned subsidiary, East West Bank, purchased a total of 5,000,000 newly issued shares of the Company’s common stock at a price of $5.50 per share, for an additional increase to equity of $27.5 million. The investors will have the right to register these shares for resale to the public.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

99.1 Exhibit 99.1 Press Release, dated July 15, 2009, issued by East West Bancorp, Inc. deemed furnished (not filed) as part of Exhibit 99.1 except as otherwise stated in Item 2.02 of this Form 8-K, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Dated: July 20, 2009	By:	/s/ Thomas J. Tolda
	Name:	Thomas J. Tolda
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Exhibit 99.1 Press Release, dated July 15, 2009, issued by East West Bancorp, Inc. deemed furnished (not filed) as part of Exhibit 99.1 except as otherwise stated in Item 2.02 of this Form 8-K, as amended.*

*	Previously included with the Form 8-K filed with the SEC on July 17, 2009.